THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS AND THE FLORIDA BAR

"As Is" Contract for Sale and Purchase

PARTIES: *Douglas M. Harmon & Gail A. Harmon, husband and wife* ("Seller"), and *Patriot Berry Farms, Inc.* ("Buyer"), hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") pursuant to the terms and conditions of this Contract for Sale and Purchase and any riders and addenda ("Contract"):

I. DESCRIPTION: (a) Legal description of the Real Property located in *Levy* County, Florida:
The West 1/2 of the East 1/2 of the SW 1/4 of the SE 1/4 of Section 11, Township 15, South, Range 17 East, Levy County, Florida. SUBJECT TO an easement for ingress and egress and utilities over and across the North 30.00 feet thereof. Also known as the West 1/2 of Parcel 10, NORTH STAR FARMS.

(b) Street address, city, zip, of the Property is: *12150 SE 97 Place, Dunnellon, Florida*

(c) Personal Property includes existing range(s), refrigerator(s), dishwasher(s), ceiling fan(s), light fixture(s), and window treatment(s) unless specifically excluded below.

Other items included are: *Only the personal property disclosed in Addendum to Contract is included in this sale.*

Items of Personal Property (and leased items, if any) excluded are: ______

II. PURCHASE PRICE (U.S. currency): . . . . $ *400,000.00*

PAYMENT:

(a) Deposit held in escrow by *to be paid within 10 days of effective date of contract* (Escrow Agent) in the amount of (checks subject to clearance) . . . . $ *20,000.00*

(b) Additional escrow deposit to be made to Escrow Agent within ______ days after Effective Date (see Paragraph III) in the amount of . . . . $ ______

(c) Financing (see Paragraph IV) in the amount of . . . . $ *280,000.00*

(d) Other: ______ $ ______

(e) Balance to close by cash, wire transfer or LOCALLY DRAWN cashier's or official bank check(s), subject to adjustments or prorations . . . . $ *100,000.00*

III. TIME FOR ACCEPTANCE OF OFFER AND COUNTEROFFERS; EFFECTIVE DATE:

(a) If this offer is not executed by and delivered to all parties OR FACT OF EXECUTION communicated in writing between the parties on or before ______, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn. **UNLESS OTHERWISE STATED, THE TIME FOR ACCEPTANCE OF ANY COUNTEROFFERS SHALL BE 2 DAYS FROM THE DATE THE COUNTEROFFER IS DELIVERED.**

(b) The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed or initialed this offer or the final counteroffer. If such date is not otherwise set forth in this Contract, then the "Effective Date" shall be the date determined above for acceptance of this offer or, if applicable, the final counteroffer.

IV. FINANCING:

☐ (a) This is a cash transaction with no contingencies for financing;

☐ (b) This Contract is contingent on Buyer obtaining approval of a loan ("Loan Approval") within ______ days (if blank, then 30 days) after Effective Date for (CHECK ONLY ONE): ☐ a fixed; ☐ an adjustable; or ☐ a fixed or adjustable rate loan in the principal amount of $______, at an initial interest rate not to exceed ______%, discount and origination fees not to exceed ______% of principal amount, and for a term of ______ years. Buyer will make application within ______ days (if blank, then 5 days) after Effective Date. Buyer shall use reasonable diligence to: obtain Loan Approval and notify Seller in writing of Loan Approval by Loan Approval Date; satisfy terms and conditions of the Loan Approval; and close the loan. Loan Approval which requires a condition related to the sale of other property shall not be deemed Loan Approval for purposes of this subparagraph. Buyer shall pay all loan expenses. If Buyer does not deliver written notice to Seller by Loan Approval Date stating Buyer has either obtained Loan Approval or waived this financing contingency, then either party may cancel this Contract by delivering written notice ("Cancellation Notice") to the other, not later than seven (7) days prior to Closing. Seller's Cancellation Notice must state that Buyer has three (3) days to deliver to Seller written notice waiving this financing contingency. If Buyer has used due diligence and has not obtained Loan Approval before cancellation as provided above, Buyer shall be refunded the deposit(s). Unless this financing contingency has been waived, this Contract shall remain subject to the satisfaction, by Closing, of those conditions of Loan Approval related to the Property;

☐ (c) Assumption of existing mortgage (see rider for terms); or

☒ (d) Purchase money note and mortgage to Seller (see "As Is" Standards B and K and riders; addenda; or special clauses for terms).

V. TITLE EVIDENCE: At least ______ days (if blank, then 5 days) before Closing a title insurance commitment with legible copies of instruments listed as exceptions attached thereto ("Title Commitment") and, after Closing, an owner's policy of title insurance (see "As Is" Standard A for terms) shall be obtained by:

(CHECK ONLY ONE): ☒ (1) Seller, at Seller's expense and delivered to Buyer or Buyer's attorney; or
☐ (2) Buyer at Buyer's expense.

(CHECK HERE): ☐ If an abstract of title is to be furnished instead of title insurance, and attach rider for terms.

VI. CLOSING DATE: This transaction shall be closed and the closing documents delivered on *on or before October 31, 2013* ("Closing"), unless modified by other provisions of this Contract. If Buyer is unable to obtain Hazard, Wind, Flood, or Homeowners' insurance at a reasonable rate due to extreme weather conditions, Buyer may delay Closing for up to 5 days after such coverage becomes available.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Seller shall convey marketable title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; outstanding oil, gas and mineral rights of record

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS (CON'T): without right of entry; unplatted public utility easements of record (located contiguous to real property lines and not more than 10 feet in width as to the rear or front lines and 7 1/2 feet in width as to the side lines); taxes for year of Closing and subsequent years; and assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at Closing no violation of the foregoing and none prevent use of the Property for ______________________________ purpose(s).

VIII. OCCUPANCY: Seller shall deliver occupancy of Property to Buyer at time of Closing unless otherwise stated herein. If Property is intended to be rented or occupied beyond Closing, the fact and terms thereof and the tenant(s) or occupants shall be disclosed pursuant to "As Is" Standard F. If occupancy is to be delivered before Closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy.

IX. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. ASSIGNABILITY: (CHECK ONLY ONE): Buyer ☐ may assign and thereby be released from any further liability under this Contract; ☐ may assign but not be released from liability under this Contract; or ☒ may not assign this Contract.

XI. DISCLOSURES:

(a) ☐ CHECK HERE if the Property is subject to a special assessment lien imposed by a public body payable in installments which continue beyond Closing and, if so, specify who shall pay amounts due after Closing: ☐ Seller ☐ Buyer ☐ Other (see addendum).

(b) Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon or radon testing may be obtained from your County Public Health unit.

(c) Mold is naturally occurring and may cause health risks or damage to property. If Buyer is concerned or desires additional information regarding mold, Buyer should contact an appropriate professional.

(d) Buyer acknowledges receipt of the Florida Energy-Efficiency Rating Information Brochure required by Section 553.996, F.S.

(e) If the real property includes pre-1978 residential housing then a lead-based paint rider is mandatory.

(f) If Seller is a "foreign person" as defined by the Foreign Investment in Real Property Tax Act, the parties shall comply with that Act.

(g) **BUYER SHOULD NOT EXECUTE THIS CONTRACT UNTIL BUYER HAS RECEIVED AND READ THE HOMEOWNERS' ASSOCIATION DISCLOSURE.**

(h) PROPERTY TAX DISCLOSURE SUMMARY: BUYER SHOULD NOT RELY ON THE SELLER'S CURRENT PROPERTY TAXES AS THE AMOUNT OF PROPERTY TAXES THAT THE BUYER MAY BE OBLIGATED TO PAY IN THE YEAR SUBSEQUENT TO PURCHASE. A CHANGE OF OWNERSHIP OR PROPERTY IMPROVEMENTS TRIGGERS REASSESSMENTS OF THE PROPERTY THAT COULD RESULT IN HIGHER PROPERTY TAXES. IF YOU HAVE ANY QUESTIONS CONCERNING VALUATION, CONTACT THE COUNTY PROPERTY APPRAISER'S OFFICE FOR INFORMATION.

XII. MAXIMUM REPAIR COSTS: DELETED

XIII. HOME WARRANTY: ☐ Seller ☐ Buyer ☒ N/A will pay for a home warranty plan issued by ______________________________ at a cost not to exceed $______________.

XIV. INSPECTION PERIOD AND RIGHT TO CANCEL: ***(a) Buyer shall have _______ days from Effective Date ("Inspection Period") within which to have such inspections of the Property performed as Buyer shall desire and utilities service shall be made available by the Seller during the Inspection Period; (b) Buyer shall be responsible for prompt payment for such inspections and repair of damage to and restoration of the Property resulting from such inspections; and (c) if Buyer determines, in Buyer's sole discretion, that the condition of the Property is not acceptable to Buyer, Buyer may cancel this Contract by delivering written notice of such election to Seller prior to the expiration of the Inspection Period. If Buyer timely cancels this Contract, the deposit(s) paid shall be immediately returned to Buyer; thereupon, Buyer and Seller shall be released of all further obligations under this Contract, except as provided in this Paragraph XIV. The above provision (b) shall survive termination of this Contract.***

XV. RIDERS; ADDENDA; SPECIAL CLAUSES: CHECK those riders which are applicable AND are attached to and made a part of this Contract:

☐ CONDOMINIUM ☐ VA/FHA ☐ HOMEOWNERS' ASSN. ☐ LEAD-BASED PAINT ☐ COASTAL CONSTRUCTION CONTROL LINE
☐ INSULATION ☐ Other Comprehensive Rider Provisions ☐ Addenda

Special Clause(s): ***See Attached Addendum to Contract and Seller Financing Rider***

XVI. "AS IS" STANDARDS FOR REAL ESTATE TRANSACTIONS ("Standards"): Buyer and Seller acknowledge receipt of a copy of Standards A through Z on the reverse side or attached, which are incorporated as part of this Contract.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

THIS "AS IS" FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS® AND THE FLORIDA BAR.

Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining positions of all interested persons.

Patriot Berry Farms, Inc.

(Buyer) ***By:Alex Houstoun-Boswall, Pres***	(Date)	(Seller) ***Douglas M. Harmon***	(Date)
(Buyer)	(Date)	(Seller) ***Gail A. Harmon***	(Date)

Buyers' address for purposes of notice ______________
7380 Sand Lake Rd., Suite 500, Orlando, FL 32819
______________ Phone

Sellers' address for purposes of notice ______________
12150 SE 97th PL., Dunnellon, FL 34431
352/895-1966 DougGailHarmon@Bellsouth.net Phone

BROKERS: The brokers (including cooperating brokers, if any) named below are the only brokers entitled to compensation in connection with this Contract:

Name: ______________________________ ______________________________

Cooperating Brokers, if any **Listing Broker**

ADDENDUM TO CONTRACT

Seller: *Douglas M. Harmon & Gail A. Harmon, husband and wife*

Buyer: *Patriot Berry Farms, Inc.*

Property Address: *12150 SE 97th Place, Dunnellon, FL 34431*

This addendum is made part of the Contract concerning the property referenced above.

1. Buyer is aware that attorney Glen C. Abbott represents Seller and does not represent Buyer. Buyer has had the opportunity to retain counsel of their own choosing and does not rely on any statements or representations by Mr. Abbott.

2. Seller is responsible for Title Insurance, Documentary Stamps on Deed and attorney fees to Glen C. Abbott.

3. Buyer is responsible for Mortgage Intangible Tax and Mortgage Stamps. All other expenses of closing shall be apportioned in accordance with the customary closing practices in the state of Florida.

4. The purchase price of $400,000.00 is allocated as follows:
A. Land - $350,000.00
B. Equipment - $50,000.00 including the following: Approx. 800 blueberry lugs; 3 PT hitch liquid fertilizer sprayer; 3 PT hitch liquid herbicide sprayer; 2 - granular fertilizer spreaders; 1 mulch spreader; 4 - 24" hurricane fans; 1 - 5 HP air compressor; 2011 Johndeere 1026 R tractor approx. 640 HRS; 1 - 12 x 6 enclosed trailer with roof air; 200 picking buckets; 1 3 PT hitch work box; 1 - 36" rototiller; 1 - 3 PT hitch rake; 1 - 36" roller; 8 pair pruning shears; 1 - 24" hedge trimmer; 1 - 24" pole hedge trimmer; 1 - 1500 # pallet jack; 3 - sonic bird systems; 1 - wireless weather station; miscellaneous tools; all fertilizers in stock (Approx 1-2 mo. Supply)

5. Maintenance.

A. Buyer shall pay to the Seller beginning August 1, 2013, and on the first day of each month thereafter the amount of One Thousand Three Hundred and 00/100 ($1,300.00) Dollars. The August 1st payment shall be payable within seven (7) days of the effective date of this contract and future payments shall be paid on the 1st of each month until closing.

B. Buyer shall pay to Seller beginning on Monday, August 5, 2013, the amount of Four Hundred and 00/100 ($400.00) Dollars per week, payable at the end of each month, the first payment in the amount of $1,600.00 (8/5, 8/12, 8/19 & 8/26) to be paid August 31, 2013; the next payment being due in the amount of $1,600.00 (4 weeks 9/2, 9/9, 9/16 & 9/23) to be paid September 30, 2013; and the final payment at Closing in the amount of Four Hundred and 00/100 Dollars ($400.00) per week(9/30, 10/7, 10/14, 10/21, 10/28 and any additional weeks until closing is complete). These payments made to the Seller pursuant to this item (5) shall be in addition to the Purchase Price of Four Hundred Thousand and 00/100 ($400,000.00) Dollars.

6. The closing shall take place at Southern Security Title Services, 7601 N. Florida Ave., Citrus Springs, FL .

7. Property Survey - Prior to the Closing and at the Buyer's sole cost, the Seller will furnish a new property Survey to the Buyer. Survey must be prepared by a registered professional land surveyor acceptable to the Buyer, Title Company and Lender.

8. Seller makes no representation aside from those expressly provided in this Contract.

9. Neither Party has engaged a Broker in relation to this transaction.

Date: ______________________ Seller: ______________________________________
Douglas M. Harmon

Date: ______________________ Seller: ______________________________________
Gail A. Harmon

Patriot Berry Farms, Inc.

Date: ______________________ Buyer: ______________________________________
By:Alex Houstoun-Boswall, Pres

Date: ______________________ Buyer: ______________________________________

THIS FORM HAS BEEN APPROVED BY THE FLORIDA
ASSOCIATION OF REALTORS AND THE FLORIDA BAR

Comprehensive Rider to the
FAR/BAR Contract for Sale and Purchase

If initialed by all parties, the clause below will be incorporated into the FAR/BAR Contract for Sale and Purchase between
Douglas M. Harmon & Gail A. Harmon, husband and wife (SELLER)
and *Patriot Berry Farms, Inc.* (BUYER)
concerning the Property described as:

12150 SE 97th Place, Dunnellon, FL 34431

SELLER FINANCING

Buyer's Initials - Seller's Initials: If to be made a part of the Contract.
( )( ) -- ( )( )

Seller agrees to hold a note secured by a purchase money (CHECK ONE) ☒ first ☐ second mortgage, executed by Buyer in the principal amount of $ *280,000.00 *** ~~at ______% interest per annum~~ payable in equal (CHECK ONE) ☒ monthly ☐ quarterly ☐ annual payments of $ *20,000.00 *** each ~~including interest~~ with the first payment due *One 1* month(s) after Closing. This (CHECK ONE) ☐ is ☒ is not a balloon mortgage. If it is a balloon mortgage, the entire unpaid principal balance plus accrued interest shall be due and payable ______ months ______ years from date of Closing. If a second mortgage, a default in the first mortgage shall, at the option of the holder, constitute a default of the second mortgage.

**Buyer shall pay to Seller on the first day of each month after closing Fourteen (14) equal installments in the amount of($20,000.00)Twenty Thousand and 00/100 Dollars each for a total of $280,000.00. All payments are for principal and no interest is being charged.